UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

CAPSTONE HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33560	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5141 W. 122nd Street
Alsip, IL 60803
(Address of principal executive offices)

Registrant’s telephone number, including area code: (708) 371-0660

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	CAPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Berkshire Bank Credit Agreement

As previously disclosed, on December 20, 2017, TotalStone, LLC (“TotalStone”), a subsidiary of Capstone Holding Corp. (the “Company”), entered into a Revolving Credit, Term Loan and Security Agreement, as amended (the “Revolving Credit Agreement"), with Berkshire Bank, which was subsequently succeeded by Beacon Bank & Trust. Under the Revolving Credit Agreement, TotalStone may borrow up to $11,500,000 under a revolving credit facility for working capital purposes. The outstanding balance under the revolving credit facility was approximately $9,556,086 as of March 31, 2026.

On June 17, 2026, TotalStone entered into the sixteenth amendment to the Revolving Credit Agreement (the “Sixteenth Amendment to the Revolving Credit Agreement”) to extend the maturity date of the Revolving Credit Agreement to December 31, 2026.

Stream Finance Credit Agreement

As previously disclosed, on March 8, 2023, TotalStone entered into the Second Amended and Restated Credit Agreement, as amended (the “Stream Finance Credit Agreement”), with Stream Finance, LLC (“Stream Finance”), as agent. As of March 31, 2026, the Company’s outstanding principal was $2,581,088. As of March 31, 2026, accrued and deferred interest was $524,431. The Company has also accrued an amendment fee of $695,000 payable to Stream Finance on the Deferral Date (as defined in the Stream Finance Credit Agreement).

On June 17, 2026, TotalStone entered into the fourth amendment to the Stream Finance Credit Agreement (the “Fourth Amendment to Stream Finance Credit Agreement”) to extend the maturity date of the Stream Finance Credit Agreement to September 30, 2028.

The foregoing does not purport to be a complete description of the Sixteenth Amendment to the Revolving Credit Agreement and the Fourth Amendment to the Stream Finance Credit Agreement, and such description is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference into this Item 2.03.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 18, 2026, the Company held an annual meeting of stockholders (the “Annual Meeting”) virtually.

As of the close of business on April 22, 2026, the record date for the Annual Meeting (the “Record Date”), there were a total of 16,888,500 votes outstanding, consisting of (i) 14,435,905 shares of common stock, (ii) 985,063 shares of Series B Preferred Stock, and (iii) 1,467,532 shares of the company’s Series Z Preferred Stock, each entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 10,060,025 votes, comprised of shares of the Company’s common stock, Series B Preferred Stock and Series Z Preferred Stock, equivalent to approximately 59.57% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The holders of Series Z Preferred Stock were not entitled to vote on Proposal Five. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1. The two nominees for Class I director were elected to serve a one-year term as follows:

Director	Votes For	% Votes For	Votes Withheld	% Votes Withheld
Fredric J. Feldman, Ph.D.	7,903,599	94.07%	498,185	5.93%
Elwood D. Howse, Jr.	7,893,504	93.95%	508,280	6.05%

2. The two nominees for Class II director were elected to serve a two-year term as follows:

Director	Votes For	% Votes For	Votes Withheld	% Votes Withheld
John M. Holliman, III	7,892,856	93.94%	508,928	6.06%
Gordon Strout	7,889,264	93.90%	512,520	6.10%

3. The proposal to ratify the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
9,425,270	302,428	0	371,000

4. The proposal of an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of not less than 1-for-5 and not more than 1-for-50, with the exact ratio and timing to be determined by the Board of Directors in its discretion within twelve months of stockholder approval was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
8,171,581	1,923,132	0	3,985

5. The proposal of an amendment to the Capstone Holding Corp. 2025 Stock Incentive Plan (the “First Amendment to the Capstone Holding Corp. 2025 Stock Incentive Plan”) to increase the maximum aggregate number of shares available for awards from 21.5% of the number of Common Shares outstanding as of the first trading day of each quarter to 35% of the number of Common Shares outstanding as of the first trading day of each quarter was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
7,309,819	1,081,988	1,696,914	9,977

A copy of the First Amendment to the Capstone Holding Corp. 2025 Stock Incentive Plan is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

6. The proposal of the adjournment of the Annual Meeting was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
8,569,818	1,035,346	0	493,534

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
10.1
Sixteenth Amendment to Revolving Credit, Term Loan and Security Agreement, dated June 17, 2026, by and between TotalStone, LLC, Northeast Masonry Distributors, LLC, TotalStone Properties, LLC, CS Purchase Holdings LLC, Carolina Stone Holdings, LLC, Carolina Stone Distributors, LLC, and Beacon Bank & Trust

10.2
Fourth Amendment to Second Amended and Restated Credit Agreement, dated June 17, 2026, by and between TotalStone, LLC, Northeast Masonry Distributors, LLC, TotalStone Properties, LLC, and Stream Finance, LLC.

10.3	First Amendment to the Capstone Holding Corp. 2025 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2026	Capstone Holding Corp.

	By:	/s/ Matthew E. Lipman
	Name:	Matthew E. Lipman
	Title:	Chief Executive Officer